EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Centurion Gold Holdings, Inc. (the "Company") for the quarter ended September 30, 2005 (the "Report"), I, Arthur Johnson, Principal Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 21, 2005
                                        /s/ Arthur Johnson
                                        --------------------------
                                        Arthur Johnson
                                        Principal Financial Officer


                                       17